Operator Opening: Good day, and welcome to the ProPetro Holding Corp First Quarter 2023 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, Director of Corporate Development and Investor Relations for ProPetro Holding Corp. Please go ahead. Matt Augustine - Director of Corporate Development and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today is Chief Executive Officer, Sam Sledge; Chief Financial Officer, David Schorlemer; and President & Chief Operating Officer, Adam Munoz. This morning, we released our earnings results for the first quarter of 2023. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Finally, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt and good morning, everyone. The first quarter of 2023 was an exciting start to the year for ProPetro. Before David walks you through our financial results, I’d like to begin by covering some recent key accomplishments. To start off the year, we both repriced and repositioned a substantial percentage of our active frac fleets. As we mentioned during our last earnings call just a few months ago, this was already showing through in our January numbers. We believe this more diversified blue-chip customer portfolio has set a great foundation for success in 2023 and beyond. We continue to see great results from our acquisition of Silvertip in November 2022, which is now fully integrated and has provided significant tailwinds for our Company’s earning power. While we were confident about our acquisition of Silvertip, this move is exceeding our initial First Quarter 2023 Earnings Call Scripted Remarks May 3, 2023, 8:00 am CT 1 EXHIBIT 99.3

expectations, delivering more operational synergies between our two companies than we initially anticipated. This was evident in the first quarter as Silvertip delivered record revenues and profitability. At the same time, we continue to make significant progress with the transition of our legacy diesel equipment to dual fuel and electric offerings. We took delivery of our sixth Tier IV DGB dual-fuel fleet in the first quarter and expect to have the seventh operating in the coming months. We also expect to take delivery of our first two electric fleets in the third quarter and are working to secure contracts for the second, third, and fourth e-fleets. Additionally, while we are still in the early stages of our optimization program that we have talked about on prior calls, we have achieved several big wins, including extending the life of and therefore reducing expenses on key equipment components, while also reducing maintenance turn time. These improvements will give us the foundation to sustain and improve efficiencies into the second half of this year. It has been a truly rewarding quarter for us here at ProPetro as we began to realize the tremendous benefits of our strategy. Over the last year, we have taken an intentional approach to building a strategy that will strengthen the resilience of our business for the long-term. While we are pleased with the progress we have made, we are not stopping here. We will continue to advance on our goal of building a company that reduces volatility and competes for years to come – to the benefit of our customers, our shareholders, our employees, and our community. I’d like to now take a step back and discuss the broader energy and completions environment. Despite recent headwinds, including natural gas price weakness and the fear of near-term oil and gas demand uncertainty, we still believe that hydrocarbons remain in structural undersupply, especially globally, and will likely remain so for multiple years, creating a longer than normal cycle. This belief further underscores why the investments we’ve made in our assets to date are so important to our future success. By the end of this year, approximately two thirds of our frac fleet will use next generation equipment that burns natural gas as a primary fuel source, with all of this equipment under two years of age. The bifurcation of our offering coupled with our experience and success in the Permian Basin gives us a clear competitive advantage from peers and competitors of all sizes that don’t share these capabilities. This allows us to meet the demand we are experiencing from customers across the Basin. That said, the combination of ongoing equipment attrition, supply chain constraints, and more pricing and equipment discipline in the OFS space than has existed in recent history, gives us confidence in a strong market that puts a premium on a bifurcated next generation service offering moving forward. Accordingly, and in conjunction with our fleet transition strategy, we are actively taking steps to protect and improve efficiencies across the business. First Quarter 2023 Earnings Call Scripted Remarks May 3, 2023, 8:00 am CT 2 EXHIBIT 99.3

As you’ve heard us say before, we are focused on the industrialization of our business, and we are confident that leaning into this shift in operating mindset will propel us forward as we adapt to the fundamental needs of the service space. This industrialization will manifest through many different operating methods, several of which are already happening today therefore providing the next set of opportunities for our industry to push efficiencies even higher. The future result of this industrialization will be lower operating costs for service companies and their customers, making the Permian Basin and American energy even more competitive than it already is. Of course, none of this would be possible without our talented ProPetro team, who continue to deliver tremendous results for our company time and time again. A major thanks to our team for all of the continued hard work and dedication. With that, I’ll turn the call over to David to discuss our first quarter results. David. David Schorlemer - Chief Financial Officer: Thanks, Sam and good morning, everyone. Before I dive in, I would also like to emphasize the appreciation of our team members’ hard work and commitment to ProPetro. The work our team is doing in the field and throughout our support services is enabling the pursuit of our strategic priorities. We believe our first quarter financial performance, the best in over three years for Adjusted EBITDA, margin and Net Income, is a catalyst to improved cash flow generation through the remainder of this year and into the future and is evidence of our new strategy at work. Now, let’s move on to our first quarter financial results. During the first quarter of 2023, we generated $424 million of revenue, a 21% increase from the $349 million generated in the fourth quarter of 2022. This increase was largely attributable to increased utilization, improved net pricing across our service lines, the full quarter effect of Silvertip's revenue contribution, and the frac fleet repositioning effort we undertook in the fourth quarter of 2022. Our effective frac fleet utilization of 15.5 fleets for the first quarter of 2023 was at the top end of our prior guidance of 14.5 to 15.5 fleets. We expect steady fleet utilization through the second quarter of 2023 and, as Sam mentioned, our frac fleet remains effectively sold-out and strategically positioned in committed completions programs with efficient customers who value and appreciate our industry-leading field performance. Our guidance for second quarter frac fleet utilization is 15 to 16 fleets with steady activity in our wireline and cementing businesses as well. Additionally, and in accordance with the Company's fleet transition and replacement strategy that does not expand net capacity in the market, we plan to retire approximately First Quarter 2023 Earnings Call Scripted Remarks May 3, 2023, 8:00 am CT 3 EXHIBIT 99.3

140,000 hydraulic horsepower of Tier II conventional diesel frac equipment during 2023. These retirements will be scrapped and will not return to service. Before we discuss costs and earnings I would like to note that effective January 1, 2023, the Company began to record utilization of fluid ends as an operating expense rather than capital expenditure. This change to fluid ends expensing was made after an analysis of the useful life for these components and was implemented prospectively. Numbers that we discuss or present for periods prior to 2023 do not include the impact of expensing fluid ends. Moving on, cost of services, excluding depreciation and amortization, for the first quarter of 2023 was $280 million versus $243 million in the fourth quarter of 2022 with the increase driven by a higher level of activity across our service lines and the full quarter effect of Silvertip. First quarter general and administrative expense was $29 million compared to $27 million in the prior quarter. G&A expense excluding nonrecurring and noncash items including stock- based compensation of $4 million, and other items totaling $1 million, including insurance reimbursements, legal settlements, transaction expenses, retention bonuses and severance expenses was $24 million, or 5.6% of revenue as compared to 6.4% of revenue in the prior quarter. Depreciation and amortization was $51 million in the first quarter and we expect D&A to be in this range going forward. The increase in depreciation is related to changes in the depreciable lives of certain of our assets. Loss on disposal was $22 million for the quarter of which $8 million was attributable to the fire and resulting equipment damage we reported earlier in the quarter along with equipment decommissioning and other normal course disposals. Loss on disposal will not include impact from fluid end costs which will now be expensed in Cost of Services as mentioned earlier. The Company posted net income of $29 million or $0.25 cents per diluted share, the Company's highest in over three years, compared to net income of $13 million or $0.12 cents per diluted share in the prior quarter. Adjusted EBITDA performance was also very strong with margins expanding sequentially by approximately 400 basis points with Adjusted EBITDA of $119 million or just over 28% of revenue, again the Company's highest Adjusted EBITDA and margin in over three years. Adjusted EBITDA increased 42% sequentially compared to $84 million in the fourth quarter and incremental Adjusted EBITDA margins were nearly 50% showing our powerful earnings potential when executing a disciplined asset deployment strategy. To reiterate what Sam talked about earlier, our results this quarter reflect the focus on our strategic pillars including optimizing our business, our fleet and capital-light equipment transition, and the returns from our recent Silvertip acquisition. Additionally, this strategic focus First Quarter 2023 Earnings Call Scripted Remarks May 3, 2023, 8:00 am CT 4 EXHIBIT 99.3

coupled with our disciplined repricing efforts led to enhanced margins driving strong profitability. During the quarter, we incurred $97 million of capital expenditures. Actual Cash Used in Investing Activities, as shown on the statement of cash flows, for capital expenditures net of proceeds in the first quarter was $114 million with free cash flow of negative $41 million. This figure differs from our incurred capex number due to differences in timing of receipts and disbursements. We are reaffirming our previously provided capex guidance as we pursue our strategy of developing a more capital-light asset profile coupled with the winding down of our substantial reinvestment cycle and our ongoing fleet conversion program. We continue to anticipate our 2023 cash capex to be between $250 and $300 million, weighted towards the front half of this year. In turn, we expect this to contribute to meaningful free cash flow in the second half of 2023. Our capital investment plan along with continued excellence in the field are driving the bifurcation Sam discussed earlier and laying the groundwork for years of ongoing leading performance at ProPetro. By making these investments in equipment reliability and next generation fleet technology, our customers value our assets and services more to deliver for their completions programs. Regarding our capital structure, while we experienced some working capital expansion during the quarter, our balance sheet and liquidity position remain strong to support execution of our strategy. As of March 31, 2023, total cash was $45 million and our borrowings under the ABL Credit Facility were $30 million. Total liquidity at the end of the first quarter of 2023 was $149 million including cash and $104 million of available capacity under the ABL credit facility. As of May 1, 2023, our cash balance was $82 million and we had $60 million of borrowings under our ABL and $166 million of total liquidity. We expect our liquidity to continue to improve along with our enhanced profitability and lower capital spend as we move into the second half of this year. Looking ahead, the strength of our balance sheet and our commitment to capital discipline has enabled us to develop and install certain commercial architecture that will benefit the Company for years to come. This includes a capital-light long-term lease agreement accelerating our fleet transition strategy to electric and natural gas-powered equipment coupled with long-term customer contracts that share capital costs for these value-enhancing assets. Additionally, we continue to pursue a strategy to identify, evaluate, execute, and integrate accretive transactions and strategic partnerships. The acquisition last year and subsequent successful integration of Silvertip are evidence of this capability. Together, these attributes will strengthen our strategic capabilities and accelerate our free cash flow performance. With that, I will turn it back to Sam. First Quarter 2023 Earnings Call Scripted Remarks May 3, 2023, 8:00 am CT 5 EXHIBIT 99.3

Sam Sledge - Chief Executive Officer: Thank you, David. With a strong first quarter behind us, we remain highly focused on executing our strategy, and I can assure you that we are just getting started. We will continue to transition our fleet, although at a slower pace, to electric and natural gas burning equipment. This allows us to continue to play and compete at the top end of the bifurcated frac market. At the same time, we are evaluating accretive M&A opportunities to strengthen our position as a leading completions-focused oilfield services company. As we’ve said before, we are continuing to effectively manage head winds of potential near- term uncertainty and volatility including weaker natural gas prices and industry-wide challenges brought on by the broader macroeconomic environment. Importantly, at the same time, we remain optimistic that the more disciplined approach of the entire oilfield services sector will allow us to create a more industrialized and predictable space that can better sustain through economic cycles and volatility. We are confident that ProPetro is well positioned to take advantage of this ongoing industry evolution in the Permian Basin, and we continue to take the necessary steps to achieve this industrialization within our business, especially through moves like our e-fleet transition. Supported by our bifurcated and disciplined approach that I mentioned earlier, our strategy is what separates us from our peers, and we look forward to executing on the tremendous opportunities we see for ProPetro in the near- and long-term. At ProPetro, we also take great pride in our role as a key contributor to the American energy system. Our company and our community in the Permian Basin is dedicated to producing safe and dependable fossil fuels that power the world. As we grow and invest in our communities, we continue to build upon a deep appreciation for the critical role our industry plays in supporting national security and economic growth. We believe it is important for others in the oil and gas value chain to join us in promoting the vital role our industry plays in everyday life. Fossil fuels have been integral to human progress and innovation, and thanks to the ongoing advancements in our industry, they will continue to be essential to meeting the world's energy needs for the foreseeable future. As we move forward, we are committed to advocating for our industry and educating others about its critical contributions to society. By working together to promote the importance of our industry, we can ensure a bright and sustainable future for our local communities, our country and for the world. First Quarter 2023 Earnings Call Scripted Remarks May 3, 2023, 8:00 am CT 6 EXHIBIT 99.3

Lastly, I’d like to once again thank the entire ProPetro team for their continued hard work and commitment to safety and performance, continuing to give our leadership team the confidence to move forward with our strategy. Let's keep pushing! With that, operator we can now open the line for questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We are proud to play a part in an innovative energy industry where oil and gas remain critical to everyday life across the globe. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in these scripted remarks and the information in the news release describing our earnings results as described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs and our fleet conversion strategy. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the operational disruption and market volatility resulting from the COVID-19 pandemic, the global macroeconomic uncertainty related to the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to First Quarter 2023 Earnings Call Scripted Remarks May 3, 2023, 8:00 am CT 7 EXHIBIT 99.3

currently unforeseen risks that may have a materially adverse impact on it, including matters related to shareholder litigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-848-0871 First Quarter 2023 Earnings Call Scripted Remarks May 3, 2023, 8:00 am CT 8 EXHIBIT 99.3